Exhibit 99(a)(1)(B)

LETTER OF TRANSMITTAL

To Tender Shares of Common Stock Pursuant

to the Offer to Purchase for Cash Dated

December 28, 2015

by

Scholastic Corporation

of Up to $200,000,000 of

Shares of its Common Stock

At a Purchase Price of Not Less Than $37.00 Nor Greater Than $40.00 Per Share

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, JANUARY 26, 2015, UNLESS THE OFFER IS EXTENDED OR WITHDRAWN (SUCH TIME AND DATE, AS THEY MAY BE EXTENDED, THE “EXPIRATION TIME”).

The Depositary for the Offer is:

By Registered, Certified or Express Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940	By Overnight Courier: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

For assistance in completing this Letter of Transmittal, please contact Georgeson Inc., the information agent for this Offer (the “Information Agent”), at the telephone number and address set forth on the back cover of this Letter of Transmittal.

THE OFFER TO PURCHASE AND THIS RELATED LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION, AND YOU SHOULD CAREFULLY READ BOTH IN THEIR ENTIRETY BEFORE MAKING A DECISION WITH RESPECT TO THE OFFER. YOU MAY TENDER ALL OR A PORTION OF YOUR COMMON SHARES. YOU ALSO MAY CHOOSE NOT TO TENDER ANY OF YOUR COMMON SHARES.

IF YOU WANT TO TENDER ALL OR A PORTION OF YOUR COMMON SHARES, YOU MUST DELIVER THIS LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE AND OTHER REQUIRED DOCUMENTS TO THE DEPOSITARY. ANY DOCUMENTS DELIVERED TO SCHOLASTIC CORPORATION, THE DEALER MANAGER OR THE INFORMATION AGENT, WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

All capitalized terms used and not defined herein shall have the same meanings as in the Offer to Purchase.

Voluntary Corp Actions COY: SCHL

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4). Attach separate schedule if needed.
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on certificate(s))	Shares Tendered (Attach additional signed list, if necessary)
	Certificate Number(s)	Number of Shares Represented by Certificate(s)(1)	Number of Shares Represented by Book Entry (electronic form)(2)	Total Number of Shares Tendered

Total Shares

(1)	If you wish to tender fewer than all Common Shares represented by any certificate listed above, please indicate in this column the number of Common Shares you wish to tender. Otherwise, all Common Shares represented by share certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.

(2)	If Common Shares are held in book-entry form, you must indicate the number of Shares you are tendering.

YOU SHOULD READ CAREFULLY THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, BEFORE YOU COMPLETE IT. FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY THE DEPOSITARY AT ONE OF THE ABOVE ADDRESSES BEFORE THE EXPIRATION TIME (IN ADDITION TO THE OTHER REQUIREMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND ITS INSTRUCTIONS). DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE COMPANY, THE DEALER MANAGER, OR THE INFORMATION AGENT WILL NOT CONSTITUTE A VALID DELIVERY.

Indicate below the order (by certificate number) in which Common Shares are to be purchased in the event of proration (attach additional signed list, if necessary). If you do not designate an order and if less than all Common Shares tendered are purchased due to proration, Common Shares will be selected for purchase by the Depositary. See Instruction 13.

1st:	2nd:	3rd:
4th:	5th:

YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE EITHER THE ACCOMPANYING INTERNAL REVENUE SERVICE (“IRS”) FORM W-9 OR

AN APPLICABLE IRS FORM W-8.

The Offer is not being made to nor will any tenders be accepted from or on behalf of, holders of Shares in any jurisdiction within the United States in which it would be illegal to do so.

This Letter of Transmittal is to be used if certificates for shares of common stock, $0.01 par value per share (the “Common Shares”) are to be forwarded herewith, Common Shares are held in book entry form on the records of the Depositary, or unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), which is referred to as the Book-Entry Transfer Facility, pursuant to the procedures set forth in Section 3 of the Offer to Purchase, dated December 28, 2015 (as may be amended or supplemented from time to time, the “Offer to Purchase”). Tendering stockholders must deliver either the certificates for, or timely confirmation of, book-entry transfer in accordance with the procedures described in Section 3 of the Offer to Purchase with respect to, their Common Shares and all other documents required by this Letter of Transmittal to the Depositary by the Expiration Time. Tendering stockholders whose certificates for Common Shares are not immediately available, who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Time, must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Your attention is directed in particular to the following:

1.	If you want to retain the Common Shares you own, you do not need to take any action.

2.	If you want to participate in the Offer and wish to maximize the likelihood that Scholastic will accept for payment all of the Common Shares you are tendering by this Letter of Transmittal, you should check the box marked “Purchase Price Tenders: Common Shares Tendered at a Price Determined Pursuant to the Offer” below and complete the other portions of this Letter of Transmittal as appropriate. You should understand that this election may lower the Purchase Price paid for all purchased Common Shares in the Offer and could result in the tendered Common Shares being purchased at the minimum price of $37.00 per Common Share.

3.	If you wish to select a specific price at which you will be tendering your Common Shares, you should select one of the boxes in the section captioned “Auction Price Tenders: Common Shares Tendered at a Price Determined by You” below and complete the other portions of this Letter of Transmittal as appropriate.

We urge stockholders who hold Common Shares through a broker, dealer, commercial bank, trust company or other nominee to consult their nominee to determine whether transaction costs are applicable if they tender Common Shares through such nominee and not directly to the Depositary.

ANY QUESTIONS OR REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO PURCHASE OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT OR THE DEALER MANAGER AT THEIR RESPECTIVE TELEPHONE NUMBERS AND ADDRESSES SET FORTH AT THE END OF THIS LETTER OF TRANSMITTAL.

Additional Information if Common Shares Have Been Lost, Are Being Delivered By Book-Entry Transfer or Are Being Delivered Pursuant to a Previous Notice of Guaranteed Delivery

If any certificate representing Common Shares that you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated, please contact the depositary for the Common Shares, Computershare Trust Company, N.A. immediately at (855) 396-2084 to obtain instructions as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Please contact the Depositary immediately to permit timely processing of the replacement documentation. See Instruction 11.

LOST CERTIFICATES: My certificate(s) for                                                                Common Shares have been lost, stolen, destroyed or mutilated, and I require assistance in replacing the Common Shares. See Instruction 11.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

CONDITIONAL TENDER

(See Instruction 13)

As described in Section 6 of the Offer to Purchase, a tendering stockholder may condition his or her tender of Common Shares upon the Company purchasing all or a specified minimum number of the Common Shares tendered. Unless at least the minimum number of Common Shares you indicate below is purchased by the Company pursuant to the terms of the Offer, none of the Common Shares tendered by you will be purchased. IT IS THE TENDERING STOCKHOLDER’S RESPONSIBILITY TO CALCULATE THE MINIMUM NUMBER OF COMMON SHARES THAT MUST BE PURCHASED FROM THE STOCKHOLDER IN ORDER FOR THE STOCKHOLDER TO QUALIFY FOR SALE OR EXCHANGE (RATHER THAN DISTRIBUTION) TREATMENT FOR U.S. FEDERAL INCOME TAX PURPOSES. STOCKHOLDERS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS BEFORE COMPLETING THIS SECTION. NO ASSURANCES CAN BE PROVIDED THAT A CONDITIONAL TENDER WILL ACHIEVE THE INTENDED U.S. FEDERAL INCOME TAX RESULT FOR ANY STOCKHOLDER TENDERING COMMON SHARES. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

☐	The minimum number of Common Shares that must be purchased from me, if any are purchased from me, is: Common Shares.

If, because of proration, the minimum number of Common Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her Common Shares and checked this box:

☐	The tendered Common Shares represent all Common Shares held by the undersigned.

PRICE PER SHARE AT WHICH SHARES ARE BEING TENDERED

(See Instruction 5)

CHECK ONLY ONE BOX UNDER 1 OR 2 BELOW.

1.	PURCHASE PRICE TENDERS: COMMON SHARES TENDERED AT A PRICE DETERMINED PURSUANT TO THE OFFER

☐	The undersigned wishes to maximize the chance of having Scholastic purchase all the Common Shares the undersigned is tendering (subject to the possibility of proration). By checking this box INSTEAD OF ONE OF THE BOXES UNDER 2 BELOW, the undersigned hereby tenders Common Shares and is willing to accept the Purchase Price determined by Scholastic pursuant to the Offer. Note that this election is deemed to tender Common Shares at the minimum Purchase Price under the Offer of $37.00 per Common Share for purposes of determining the Purchase Price in the Offer and could result in the tendered Common Shares being purchased at the minimum price of $37.00 per Common Share.

—OR—

2.	AUCTION PRICE TENDERS: COMMON SHARES TENDERED AT A PRICE DETERMINED BY YOU

By checking ONE of the boxes below INSTEAD OF THE BOX UNDER 1 ABOVE, the undersigned hereby tenders Common Shares at the price checked. This action could result in none of the Common Shares being purchased if the Purchase Price selected by Scholastic for the Common Shares is less than the price checked below. If the Purchase Price for the Common Shares is equal to or greater than the price checked, then the Common Shares purchased by Scholastic will be purchased at the Purchase Price. All Common Shares so purchased by Scholastic will be purchased at the same price regardless of whether the stockholder tendered at a lower price. A stockholder who wishes to tender Common Shares at more than one price must complete a separate Letter of Transmittal for each price at which Common Shares are being tendered thereby. (See Section 3 of the Offer to Purchase and Instruction 5 herein.) The same Common Shares cannot be tendered (unless previously validly withdrawn in accordance with the terms of the Offer) at more than one price.

AUCTION PRICE TENDERS: PRICE (IN DOLLARS) PER SHARE AT WHICH COMMON SHARES ARE BEING TENDERED.

CHECK ONLY ONE BOX BELOW.

☐ $37.00	☐ $38.00	☐ $39.00	☐ $40.00
☐ $37.25	☐ $38.25	☐ $39.25
☐ $37.50	☐ $38.50	☐ $39.50
☐ $37.75	☐ $38.75	☐ $39.75

 .

Ladies and Gentlemen:

The undersigned hereby tenders to Scholastic Corporation, a Delaware corporation (“Scholastic” or the “Company”), the above-described Common Shares, pursuant to (i) auction tenders at prices specified by the tendering stockholders of not less than $37.00 and not greater than $40.00 per Common Share (“Auction Tenders”) or (ii) purchase price tenders (“Purchase Price Tenders”), in either case, net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions described in the Offer to Purchase and in this Letter of Transmittal (which together with the Offer to Purchase, as they may be amended or supplemented from time to time, constitute the “Offer”), receipt of which is hereby acknowledged.

Subject to and effective upon acceptance for payment of, and payment for, the Common Shares tendered pursuant to this Letter of Transmittal in accordance with, and subject to, the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Scholastic, all right, title and interest in and to all the Common Shares that are being tendered hereby and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned’s rights with respect to such tendered Common Shares, to (i) deliver certificates for such tendered Common Shares or transfer ownership of such tendered Common Shares or book-entry Shares on the records of the Depository, or on the account books maintained by DTC (the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Scholastic upon receipt by the Depositary, as the undersigned’s agent, of the aggregate purchase price with respect to such tendered Common Shares, (ii) present such tendered Common Shares for cancellation and transfer on Scholastic’s books and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such tendered Common Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Common Shares tendered hereby and that, when the same are accepted for payment by Scholastic, Scholastic will acquire good, marketable and unencumbered title to such Common Shares, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other similar obligations relating to the sale or transfer of the tendered Common Shares, and the same will not be subject to any adverse claim or right. The undersigned will, on request by the Depositary or Scholastic, execute any additional documents deemed by the Depositary or Scholastic to be necessary or desirable to complete the sale, assignment and transfer of the Common Shares tendered hereby, all in accordance with the terms of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that:

1. The valid tender of Common Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal constitutes the undersigned’s acceptance of the terms and conditions of the Offer; Scholastic’s acceptance of the tendered Shares will constitute a binding agreement between the undersigned and Scholastic on the terms and subject to the conditions of the Offer;

2. It is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a person acting alone or in concert with others, directly or indirectly, to tender Common Shares for such person’s own account unless at the time of tender and until the Expiration Time, such person has a “net long position” in (i) the Common Shares that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Common Shares for the purpose of tender to Scholastic within the period specified in the Offer, or (ii) other securities immediately convertible into, exercisable for or exchangeable into a number of Common Shares (“Equivalent Securities”) that is equal to or greater than the number tendered and, upon the acceptance of such tender, will acquire such Common Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Common Shares so acquired for the purpose of tender to Scholastic within the period specified in the Offer.

Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Common Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering stockholder’s representation and warranty to Scholastic that (A) such stockholder has a “net long position” in a number of Common Shares or Equivalent Securities at least equal to the Common Shares being tendered within the meaning of Rule 14e-4, and (B) such tender of Shares complies with Rule 14e-4;

3. Scholastic reserves the right, in its sole discretion, to increase or decrease the per Common Share Purchase Price and to increase or decrease the value of Shares sought in the Offer and may increase the aggregate purchase price offered in the Offer to an amount of up to $200,000,000, subject to applicable law;

4. The undersigned understands that the Company will, upon the terms and subject to the conditions of the Offer, determine a single per Common Share purchase price, not less than $37.00 nor greater than $40.00 per Common Share, that it will pay for Common Shares properly tendered and not properly withdrawn prior to the Expiration Time in the Offer, taking into account the number of Common Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the lowest purchase price within the price range specified above that will allow it to purchase 5,405,405 Common Shares, or such lesser number of Common Shares as are properly tendered and not properly withdrawn, at prices not less than $37.00 nor greater than $40.00 per Common Share, in the Offer, subject to its right to increase the total number of Common Shares purchased to the extent permitted by law. The undersigned understands that all Common Shares properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased at the purchase price, to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the Offer, including its proration provisions, and conditional tender provisions, and that the Company will return at its expense all other Common Shares, including Common Shares tendered at prices greater than the purchase price and not properly withdrawn and Common Shares not purchased because of proration or conditional tenders, promptly following the Expiration Time;

5. Under the circumstances set forth in the Offer to Purchase, Scholastic expressly reserves the right, in its sole discretion, to terminate the Offer at any time and from time to time, upon the occurrence of any of the events set forth in Section 7 of the Offer to Purchase and to extend the period of time during which the Offer is open and thereby delay acceptance for payment of, and payment for, any Common Shares by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all Common Shares previously tendered and not validly withdrawn will remain subject to the Offer and to the rights of a tendering stockholder to withdraw such stockholder’s Shares;

6. Stockholders who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Time may tender their Common Shares by validly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase and arranging for receipt by the Depositary of such Notice of Guaranteed Delivery prior to the Expiration Time;

7. Scholastic has advised the undersigned to consult with the undersigned’s broker and/or financial or tax advisor as to the consequences of tendering Shares pursuant to the Offer; and

8. THE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION WITHIN THE UNITED STATES IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

9. The undersigned consents to the collection, use and transfer, in electronic or other form, of the undersigned’s personal data as described in this document by and among, as applicable, the Company, its subsidiaries, and third party administrators for the exclusive purpose of implementing, administering and managing his or her participation in the Offer.

The undersigned agrees to all of the terms and conditions of the Offer.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the check for the purchase price of any Shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” in connection with tenders of Share certificates, please mail certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 6, 7 and 8)

To be completed ONLY if the check for the purchase price is to be issued in the name of someone other than the undersigned.

Name:
(PLEASE PRINT)

Address:

(INCLUDE ZIP CODE)

(RECIPIENT MUST COMPLETE THE IRS FORM W-9 INCLUDED HEREIN

OR AN APPLICABLE IRS FORM W-8)

SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if the check for the purchase price is to be mailed or sent to someone other than the undersigned or to the undersigned at an address other than that designated above.

Name:
(PLEASE PRINT)

Address:

(INCLUDE ZIP CODE)

IMPORTANT

STOCKHOLDER: SIGN HERE

(PLEASE COMPLETE AND RETURN THE ACCOMPANYING IRS FORM W-9

OR AN APPLICABLE IRS FORM W-8)

By signing below, the undersigned expressly agrees to the terms and conditions set forth above.

Signature(s) of Owner(s)
Signature(s) of Owner(s)

Name(s)
(Please Print)

Capacity (full title)
(See Instruction 6)

Address:

(Include Zip Code)

Area Code and Telephone Number

Dated

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Common Share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 6.)

GUARANTEE OF SIGNATURE(S)

(If required—See Instructions 1 and 6)

APPLY MEDALLION GUARANTEE STAMP BELOW

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. No signature guarantee is required if either:

(a)   this Letter of Transmittal is signed by the registered holder of the Common Shares exactly as the name of the registered holder appears on the certificate(s) for the Shares tendered with this Letter of Transmittal or in the case of book-entry Common Shares, on the records of the Depositary, and payment and delivery are to be made directly to such registered holder and such registered holder has not completed the box entitled “Special Payment Instructions”; or

(b)    Shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or an “eligible guarantor institution,” as the term is defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an “Eligible Institution”).

2. Requirements of Tender. You must use this Letter of Transmittal to forward certificates for Common Shares and to tender any/all Shares held in book-entry form on the records of the Depositary (or if the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary). Certificates for all physically tendered Shares along with a properly completed and duly executed Letter of Transmittal, including any required signature guarantees, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be delivered to the Depositary on or before the Expiration Time.

LETTERS OF TRANSMITTAL MUST BE RECEIVED IN THE OFFICE OF THE DEPOSITARY BY THE EXPIRATION TIME. GUARANTEED DELIVERIES WILL BE ACCEPTED IN ACCORDANCE WITH THE TERMS OF THE OFFER AND THIS LETTER OF TRANSMITTAL UNTIL THE EXPIRATION TIME.

Guaranteed Delivery. If you cannot deliver your Common Share certificates and all other required documents to the Depositary by the Expiration Time or the procedure for book-entry transfer cannot be completed on a timely basis, you may tender your Common Shares pursuant to the guaranteed delivery procedure outlined in Section 3 of the Offer to Purchase. Pursuant to such procedure:

(a)    a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided to you by Scholastic must be received by the Depositary by the Expiration Time, specifying the number of Common Shares and the price at which Common Shares are being tendered, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

(b)   the certificates for all physically delivered Common Shares, or a confirmation of a book-entry transfer of all Common Shares delivered electronically into the Depositary’s account at the Book-Entry Transfer Facility, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees, an Agent’s Message in the case of a book-entry transfer or a specific acknowledgment in the case of a tender through the Automated Tender Offer Program of the Book-Entry Transfer Facility and any other documents required by this Letter of Transmittal, must be received by the Depositary within three business days after the receipt by the Depositary of the Notice of Guaranteed Delivery.

The method of delivery of all documents, including certificates for Common Shares, is at the option and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery.

Except as specifically provided in the Offer to Purchase, Scholastic will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional Common Shares. By executing this Letter of Transmittal (or a facsimile of it), you waive any right to receive any notice of the acceptance for payment of the Shares.

3. Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the number of Common Shares should be listed on a separate signed schedule attached hereto.

4. Partial Tenders. If fewer than all of the Common Shares evidenced by any certificate are to be tendered, fill in the number of Common Shares that are to be tendered in the column entitled “Total Number of Common Shares Tendered” in the box entitled “Description of Common Shares Tendered” above. Unless otherwise indicated, all Common Shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered. In each case, Common Shares will be returned or credited without expense to the stockholder.

5. Indication of Price at Which Common Shares are Being Tendered. For Common Shares to be validly tendered, the stockholder may either (i) check the box in the section captioned “Purchase Price Tenders: Common Shares Tendered at a Price Determined Pursuant to the Offer” in order to maximize the likelihood of having Scholastic accept for payment all of the Common Shares tendered (subject to the possibility of proration) or (ii) check the box indicating the price per Common Share at which such stockholder is tendering Common Shares under “Auction Price Tenders: Common Shares Tendered at a Price Determined by You.” Selecting option (i) could result in the stockholder receiving a price per Common Share as low as $37.00.

Stockholders who validly tender Common Shares without specifying whether they are making an Auction Tender or a Purchase Price Tender will be deemed to have made a Purchase Price Tender.

ONLY ONE BOX UNDER (i) OR (ii) MAY BE CHECKED. A STOCKHOLDER WISHING TO TENDER PORTIONS OF SUCH STOCKHOLDER’S SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH STOCKHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH STOCKHOLDER’S COMMON SHARES. The same Common Shares cannot be tendered more than once (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price. Any stockholder who wishes to tender Common Shares at more than one price must complete a separate Letter of Transmittal for each price at which Common Shares are being tendered.

6. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Common Share certificate(s) without any change or alteration whatsoever.

If any of the Common Shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.

If any of the Common Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit valid evidence satisfactory to Scholastic of his or her authority to so act.

If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made, or certificates for Shares not tendered or not accepted for payment are to be issued, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificate(s) representing such Shares must be validly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution.

7. Stock Transfer Taxes. Scholastic will pay all stock transfer taxes, if any, payable on the transfer to Scholastic of Common Shares purchased pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in circumstances permitted by the Offer) unpurchased Common Shares are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered book-entry accounts are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such stock transfer taxes, or exemption therefrom, is submitted with this Letter of Transmittal.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

8. Special Payment Instructions. If the check is to be issued in the name of a person other than the signer of this Letter of Transmittal, signatures must be guaranteed as described in Instructions 1 and 6.

9. Waiver of Conditions; Irregularities. All questions as to the number of Common Shares to be accepted, the Purchase Price to be paid for Common Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Common Shares, or as to the validity (including time of receipt) and form of any notice of withdrawal of tendered Common Shares, will be determined by Scholastic, in its sole discretion, and its determination will be final and binding on all persons participating in the Offer, subject to such Offer participants disputing such determination in a court of competent jurisdiction. Scholastic reserves the absolute right, subject to applicable law, to reject any or all tenders of any Common Shares that Scholastic determines are not in valid form or the acceptance for payment of or payment for which may, in the opinion of Scholastic’s counsel, be unlawful. Scholastic reserves the absolute right, subject to applicable law, to reject any notices of withdrawal that it determines are not in valid form. Scholastic also reserves the absolute right, subject to the applicable rules and regulations of the Securities and Exchange Commission, to waive any of the conditions of the Offer prior to the Expiration Time, or any defect or irregularity in any tender or withdrawal with respect to any particular Common Shares or any particular stockholder, and Scholastic’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all persons participating in the Offer, subject to such Offer participants disputing such determination in a court of competent jurisdiction. No tender or withdrawal of Common Shares will be deemed to have been validly made until all defects or irregularities have been cured by the tendering or withdrawing stockholder or waived by Scholastic. Scholastic will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender or withdrawal of Common Shares. None of Scholastic, the Dealer Manager, the Information Agent, the Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notice.

10. Requests for Assistance or Additional Copies. Questions and requests for assistance should be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, the IRS Form W-9 (which can also be obtained at www.irs.gov) or other related materials should be directed to the Information Agent. Copies will be furnished promptly at Scholastic’s expense.

11. Lost, Destroyed or Stolen Certificates. If any certificate representing Common Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent, Computershare Trust Company, N.A. at the toll-free number (855) 396-2084. The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

12. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification and the amount of any gain or loss on the Shares purchased. See Section 1 and Section 14 of the Offer to Purchase.

13. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on all or a minimum number of their tendered Common Shares being purchased. If you wish to make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Common Shares that must be purchased from you if any are to be purchased from you.

As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Common Shares tendered pursuant to a conditional tender being deemed withdrawn if the required minimum number of Common Shares would not be purchased. If, because of proration, the minimum number of Common Shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Common Shares of common stock and checked the box so indicating. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of Common Shares.

All tendered Common Shares will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.

The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of Common Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Common Shares by the stockholder, rather than the payment of a dividend to the stockholder, for U.S. federal income tax purposes. It is the tendering stockholder’s responsibility to calculate the minimum number of Common Shares that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult his or her own tax advisor. See Section 14 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING COMMON SHARES BEING TENDERED AND ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, CONFIRMATION OF BOOK-ENTRY TRANSFER AND AN AGENT’S MESSAGE, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION TIME, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

IMPORTANT U.S. TAX INFORMATION

This is a summary of certain material U.S. federal income tax considerations. Stockholders should consult with their tax advisors regarding the tax consequences with respect to their particular circumstances.

In order to avoid backup withholding of U.S. federal income tax on payments pursuant to the Offer, a U.S. Holder (as defined in Section 14, “Material U.S. Federal Income Tax Consequences”, of the Offer to Purchase) tendering Common Shares must, unless an exemption applies, timely provide the applicable withholding agent with such stockholder’s correct taxpayer identification number (“TIN”), certify under penalties of perjury that such TIN is correct (or that such stockholder is waiting for a TIN to be issued), and provide certain other certifications by completing the IRS Form W-9 accompanying this Letter of Transmittal. If a stockholder does not provide his, her or its correct TIN or fails to provide the required certifications, the IRS may impose certain penalties on such stockholder and payment to such stockholder pursuant to the Offer may be subject to U.S. federal backup withholding at a rate equal to 28%. All U.S. Holders tendering Common Shares pursuant to the Offer should complete and sign the IRS Form W-9 to provide the information and certification necessary to avoid U.S. federal backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to the applicable withholding agent). To the extent that a U.S. Holder designates another U.S. person to receive payment, such other person may be required to provide a properly completed IRS Form W-9.

Backup withholding is not an additional tax. Rather, the amount of the backup withholding may be credited against the U.S. federal income tax liability of the person subject to the backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder by timely providing the required information to the IRS.

If the stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then the stockholder should write “APPLIED FOR” in the space for the TIN in Part I of the IRS Form W-9 and should sign and date the IRS Form W-9. If the applicable withholding agent has not been provided with a properly certified TIN by the time of payment, U.S. federal backup withholding will apply. If the Common Shares are held in more than one name or are not in the name of the actual owner, consult the instructions on the IRS Form W-9 for additional guidance on which name and TIN to report.

Certain stockholders (including, among others, corporations, individual retirement accounts and certain foreign individuals and entities) are not subject to U.S. federal backup withholding but may be required to provide evidence of their exemption from such backup withholding. Exempt U.S. stockholders should provide their proper “Exempt payee” code on the IRS Form W-9. See the accompanying IRS Form W-9 for more instructions.

Non-U.S. Holders (as defined in Section 14, “Material U.S. Federal Income Tax Consequences”, of the Offer to Purchase), such as non-resident alien individuals and foreign entities, including a disregarded U.S. domestic entity that has a foreign owner, should not complete an IRS Form W-9. Instead, to establish an applicable withholding exemption from backup withholding and establish its Foreign Account Tax Compliance Act (“FATCA”) status, a Non-U.S. Holder (or its non-U.S. designee, if any) may be required to complete and submit an IRS Form W-8BEN, W-8BEN-E, W-8IMY (with any required attachments), W-8ECI, or W-8EXP, as applicable, signed under penalties of perjury, attesting to such Non-U.S. Holder’s exemption from backup withholding and his, her or its FATCA status (which may be obtained on the IRS website (www.irs.gov)). Unless such Non-U.S. Holder establishes his, her or its exemption from FATCA, or otherwise complies with FATCA reporting obligations, the applicable withholding agent generally will withhold 30% from such Non-U.S. Holder’s proceeds (see Section 14, “Material U.S. Federal Income Tax Consequences”, of the Offer to Purchase).

Even if a Non-U.S. Holder has provided the required certification to avoid backup withholding and FATCA withholding (as described above), a Non-U.S. Holder should expect that the applicable withholding agent will withhold U.S. federal income taxes equal to 30% of the gross proceeds payable to such Non-U.S. Holder pursuant to the Offer unless the applicable withholding agent determines that (i) a reduced rate of withholding is available pursuant to a tax treaty and the payment is not subject to withholding under FATCA or (ii) an exemption from withholding is applicable because such gross proceeds are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States United States. See Section 14, “Material U.S. Federal Income Tax Consequences”, of the Offer to Purchase.

Stockholders are urged to consult their tax advisors to determine whether they are exempt from these backup withholding tax and reporting requirements. Further, Non-U.S. Holders are urged to consult their tax advisors to determine whether they are subject to FATCA withholding tax and reporting requirements.

14

Form W-9 (Rev. December 2014) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification; check only one of the following seven boxes:					4 Exemptions (codes apply
☐ Individual/sole proprietor or single-member LLC	☐ C Corporation	☐ S Corporation	☐ Partnership	☐ Trust/estate	only to certain entities, not individuals; see instructions on page 3):
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) _________					Exempt payee code (if any) _________

Note. For a single-member LLC that is disregarded, do not check LLC; check the appropriate box in the line above for the tax classification of the single-member owner.					Exemption from FATCA reporting code (if any)
☐ Other (see instructions)					(Applies to accounts maintained outside the U.S.)
5 Address (number, street, and apt. or suite no.)				Requester’s name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given	Social security number

on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN	-	-
on page 3.	Or

Note. If the account is in more than one name, see the instructions for line 1 and	Employer identification number

the chart on page 4 for guidelines on whose number to enter.
-

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. citizen or other U.S. person (defined below); and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign	Signature of
Here	U.S. person	Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. Information about developments affecting Form W-9 (such as legislation enacted after we release it) is at www.irs.gov/fw9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following:

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding? on page 2.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting? on page 2 for further information.

Cat. No. 10231X	Form W-9 (Rev. 12-2014)

15

Form W-9 (Rev. 12-2014)	Page 2

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships above.

What is FATCA reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account, list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9.

a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note. ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.

c. Partnership, LLC that is not a single-member LLC, C Corporation, or S Corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

16

Form W-9 (Rev. 12-2014)	Page 3

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box in line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box in line 3.

Limited Liability Company (LLC). If the name on line 1 is an LLC treated as a partnership for U.S. federal tax purposes, check the “Limited Liability Company” box and enter “P” in the space provided. If the LLC has filed Form 8832 or 2553 to be taxed as a corporation, check the “Limited Liability Company” box and in the space provided enter “C” for C corporation or “S” for S corporation. If it is a single-member LLC that is a disregarded entity, do not check the “Limited Liability Company” box; instead check the first box in line 3 “Individual/sole proprietor or single-member LLC.”

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.
[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note. You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on this page), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

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Form W-9 (Rev. 12-2014)	Page 4

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:

1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))	The grantor*

For this type of account:	Give name and EIN of:

7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity[4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i) (B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 2.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

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This Letter of Transmittal and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Depositary at its address set forth below (photocopies or scans with manual signatures may be used to tender Common Shares).

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The Depositary for the Offer is:

By Registered, Certified or Express Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940	By Overnight Courier: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary.

Questions and requests for assistance by stockholders may be directed to the Dealer Manager or the Information Agent, in each case at the telephone numbers and addresses set forth below. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee and/or financial advisor for assistance concerning the Offer.

You may request additional copies of the Offer to Purchase, this Letter of Transmittal and other Offer documents from the Information Agent at the telephone numbers and address set forth below. The Information Agent will promptly furnish to stockholders additional copies of these materials at the Company’s expense.

The Information Agent for the Offer is:

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

All Shareholders, Banks and Brokers

Call Toll-Free: (888) 661-5651

The Dealer Manager for the Offer is:

UBS Securities LLC

1285 Avenue of the Americas

New York, NY 10019

Call: (212) 713-3560